EXHIBIT 31.1

CERTIFICATION PURSUANT TO
SECTION 302 OF THE SARBANES-OXLEY ACT OF 2002

I, James Fallacaro, President and Chief Executive Officer of Global Music International, Inc. (the "Registrant"), certify that:

1.           I have reviewed this Quarterly Report on Form 10-QSB for the period ended September 30, 2007 of the Registrant;

2.           Based on my knowledge, this Quarterly Report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report;

3.           Based on my knowledge, the financial statements, and other financial information included in this report, fairly present in all material respects the financial condition, results of operations and cash flows of the Registrant as of, and for, the periods presented in this report;

4.           The Registrant’s other certifying officer and I are responsible for establishing and maintaining disclosure controls and procedures (as defined in Exchange Act Rules 13a-15(e) and 15d-15(e)) for the Registrant and have:

(a)           designed such disclosure controls and procedures to ensure that material information relating to the Registrant, is made known to me by  others within those entities, particularly during the period in which this report is being prepared;

(b)           evaluated the effectiveness of the Registrant's disclosure controls and procedures and presented in this report our conclusions about the effectiveness of the  disclosure controls and procedures as of the end of the period covered by this report based on such evaluation;

(c)           disclosed in this report any changes in the Registrant’s internal controls over financial reporting that occurred during the registrant's most recent fiscal quarter (the registrant's fourth fiscal quarter in the case of an annual report) that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

5.           The Registrant’s other certifying officer and I have disclosed, based on our most recent evaluation of internal control over financial reporting, to the Registrant's auditors and the audit committee of Registrant's board of directors  (or persons performing the equivalent function):

(a)           all significant deficiencies in the design or operation of internal controls which are reasonably likely to adversely affect the Registrant's ability to record, process, summarize and report financial information; and

(b)           any fraud, whether or not material, that involves management or other employees who have a significant role in the Registrant's internal controls over financial reporting

Dated: November 14, 2007	By:	/s/ James Fallacaro
James Fallacaro
President and Chief Executive Officer (Principal Executive Officer)